Exhibit 10.17

RESTATED

BRIDGE LOAN AND SUBSCRIPTION AGREEMENT

IMPORTANT:  PLEASE READ CAREFULLY BEFORE SIGNING

SIGNIFICANT REPRESENTATIONS ARE

CALLED FOR HEREIN

THIS BRIDGE LOAN AND SUBSCRIPTION AGREEMENT (the “Agreement”) is dated as of                         , 2005, by and between MathStar, Inc., a Minnesota corporation (the “Company”), and                                                                                                , a resident of the State of                                                     (the “Investor”).

In consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Subscription.  The Investor hereby tenders the Investor’s subscription and applies for the purchase of                                     unit(s) of the Company (the “Units”), each Unit consisting of a promissory note in the original principal amount of $100,000 in the form attached as Appendix B to the Company’s Confidential Private Placement Memorandum dated March 4, 2005, as amended or supplemented (the “Memorandum”), and common stock purchase warrants to purchase 20,000 shares of the Company’s $0.01 per share common stock (“Common Stock”) in the form attached as Appendix C to the Memorandum.  By signing this Agreement, the Investor acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable securities laws.

2.             Loan; Promissory Note.  The Investor agrees to lend to the Company the amount of                                                                              and 00/100 Dollars ($                  ) in lawful money of the United States, and the Company agrees to deliver to the Investor a promissory note in the form attached as Appendix B to the Memorandum (the “Note”) in that original principal amount to evidence the Investor’s loan to the Company.  The delivery of the Note shall be made concurrently with the Investor’s delivery of funds to the Company in the amount set forth in the foregoing sentence.  Please deliver your completed and signed Bridge

**  By signing this Bridge Loan and Subscription Agreement, the Investor acknowledges that the $1.60 per share conversion price of the Notes and the Warrants and the number of shares of Common Stock subject to the Notes and the Warrants included in the Units being purchased by the Investor will be affected by a reverse stock split to occur after the completion of the offering described in the Memorandum.  For example, if the Company effected a 2.25-for-one reverse stock split after completion of the offering and the exercise price of the Warrants was $1.60 per share before the reverse stock split (which would occur only if the Company’s planned initial public offering is not closed before the maturity date of the first Notes issued in the offering described in the Memorandum, including any extension of their term), the number of shares of Common Stock subject to Warrants included in each Unit (20,000 shares) would be decreased to 8,889 shares, and the per share exercise price of the Warrants would be increased to $3.60 per share.

Loan and Subscription Agreement, along with a check made payable to Private Bank Minnesota — MathStar, Inc. Escrow Account (*or wire funds) in the total original principal amount of the Note, to the following address:

Mr. David Lantz

Feltl and Company

225 South 6th Street, 42nd Floor

Minneapolis, MN  55402

*If wiring funds, please wire to:        Private Bank Minnesota

Minneapolis, Minnesota

ABA #091-005-836, for the account

of MathStar, Inc., Account No. 3023793

Reference [Name of Investor]

The original principal amount of the Note, plus interest accrued thereon to the date of conversion, may be converted, at the option of the holder, into shares of the Company’s Common Stock (the “Conversion Shares”) under the terms and conditions set forth in the Note.

3.             Warrants.  In consideration of the loan evidenced by this Agreement and the Note, the Company shall issue to the Investor, concurrently with delivery of the Note, a warrant in the form attached as Appendix C to the Memorandum (the “Warrant”) to purchase 20,000 shares of Common Stock of the Company for each $100,000 of principal amount of the Note and, for incremental portions of the principal amount in excess of $100,000, a number of Warrants obtained by multiplying 20,000 by a fraction, the numerator of which is the incremental principal amount of the Note in excess of $100,000 and the denominator of which is $100,000, with the result rounded to the nearest whole number.  The shares of Common Stock issuable upon exercise of the Warrant are referred to hereinafter as the “Warrant Shares.”

4.             Repayment.  All outstanding principal and accrued interest on the Note shall be due and payable, and the indebtedness evidenced by this Note may be prepaid, under the terms set forth in the Note.

5.             Registration Rights.

(a)           If the Company shall determine to proceed with the preparation and filing of a registration statement (the “IPO Registration Statement”) in connection with its planned initial public offering of shares of its Common Stock (“IPO”), and if the IPO Registration Statement is declared effective on or before the maturity date of the first Notes (as their maturity date may be extended by the Company as provided in the Note) issued in the offering described in the Memorandum (the “Offering”), the Company will cause to be included in another registration statement (the “Resale Registration Statement”) to be filed with the Securities and Exchange Commission (the “Commission”) within sixty (60) days after the closing date of the IPO the issuance, if necessary, and resale of all of the Conversion Shares, all of the Warrant Shares, and all other shares of Common Stock subject to promissory notes and common stock purchase warrants issued in the Offering (collectively, the “Resale Shares”) and to register or qualify the Resale Shares for resale in the states in which the Resale Shares are to be sold.  In that regard, the Company will use its best efforts to:

(i)            promptly prepare and file with the Commission such amendments to the Resale Registration Statement and supplements to the prospectus contained therein as may be necessary to keep the Resale Registration Statement effective for twelve (12) months after the effective date of the Resale Registration Statement, or for such shorter period during which all of the Resale Shares are sold pursuant to the Resale Registration Statement or pursuant to exemptions from registration; and

(ii)           prepare and promptly file with the Commission and promptly notify the Investor of the filing of such amendment or supplement to such Resale Registration Statement or prospectus that is part of the Resale Registration Statement as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act of 1933, as amended (the “Securities Act”), any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

(b)           In connection with the Resale Registration Statement, the Company shall bear all registration and filing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, all internal Company expense and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky laws of any jurisdictions in which the securities to be offered are to be registered, qualified or exempt from registration.  Fees and disbursements of counsel and accountants for the Investor, underwriting discounts and commissions and transfer taxes for the Investor and any other expenses incurred by the Investor not expressly described in the foregoing sentence shall be borne by the Investor.  The Company shall indemnify the Investor, its officers and directors (if any) and each person, if any, who controls the Investor within the meaning of Section 15 of the Securities Act against all losses, claims, damages, and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement or prospectus (and as amended or supplemented) included in the Resale Registration Statement, or caused by any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made, unless such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company expressly for use therein by the Investor or by Feltl and Company (who is to act as exclusive selling agent for the sale of the Units) (the “Agent”).

(c)           The Investor hereby represents that, notwithstanding a conversion of the Notes held by the Investor or the exercise of the Warrants by such Investor, pursuant to the Resale Registration Statement, the Investor will not offer for sale, sell, distribute, or otherwise dispose of any of the Resale Shares or of any other shares of Common Stock of the Company for a period of one hundred eighty (180) days after the effective date of the

IPO Registration Statement, except (i) with the consent of the managing underwriter or underwriters of the IPO, (ii) pursuant to will or the laws of descent and distribution, in which case the shares of Common Stock will be subject to this restriction, or (iii) by gift pursuant to which each donee agrees in writing to be bound by the same restriction on transferability.  The Investor hereby agrees that, if the Investor is so requested, the Investor will sign a separate letter agreement containing the provisions of this Section 4(c) and such other provisions as the Company shall reasonably request.

6.             Representations and Warranties of the Company.  The Company represents and warrants to the Investor that this Agreement has been duly authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by an authorized officer of the Company, and is a valid and binding agreement on the part of the Company.  All corporate action necessary to the authorization, issuance, and delivery of the Note, the Warrant, the Conversion Shares and the Warrant Shares has been taken on or before the date hereof.  The Conversion Shares, when issued in accordance with the terms of the Note, and the Warrant Shares, when issued in accordance with the terms of the Warrant, will be duly-authorized, fully-paid and non-assessable.

7.             Representations and Warranties of the Investor.  The Investor represents and warrants to the Company that the Investor:

(a)           Has received, carefully reviewed and is familiar with the Memorandum, including all exhibits thereto;

(b)           Is in a financial position to hold the Units, the Notes, the Warrants, the Conversion Shares and the Warrant Shares for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of the Investor’s investment in the Units, the Notes, the Warrants, the Conversion Shares and the Warrant Shares;

(c)           Has substantial experience in evaluating and investing in private placement transactions of securities similar to the Offering and in companies similar to the Company so that the Investor is capable of reading and interpreting the Memorandum and evaluating the merits and risks of his, her or its investment in the Company and the Offering, and he, she or it has the capacity to protect his, her or its own interests;

(d)           Believes that the Investor, either alone or with the assistance of the Investor’s own professional advisor, has such knowledge and experience in financial and business matters that the Investor is capable of reading and interpreting the Memorandum and evaluating the merits and risks of the prospective investment in the Units, the Notes, the Warrants, the Conversion Shares and the Warrant Shares;

(e)           Has obtained, to the extent the Investor deems necessary, the Investor’s own personal professional advice with respect to the risks inherent in the investment in the Units, the Notes, the Warrants, the Conversion Shares and the Warrant Shares and the suitability of an investment in the Units, the Notes, the Warrants, the Conversion Shares, and the Warrant Shares in light of the Investor’s financial condition and investment needs;

(f)            Believes that the Investor’s investment in the Units, the Notes, the Warrants, the Conversion Shares and the Warrant Shares is suitable for the Investor based upon the Investor’s investment objectives and financial needs, after taking into account all other investments by the Investor, including the Investor’s existing investments in the Company (if any); has determined that the Investor’s investments are not overly concentrated in the Company; and believes that the Investor has adequate means for providing for the Investor’s current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Units, the Notes, the Warrants, the Conversion Shares and the Warrant Shares;

(g)           Has been given access to full and complete information regarding the Company and has used such access to the Investor’s satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Memorandum, and the Investor has either met with or been given reasonable opportunity to meet with officers, directors and other representatives of the Company for the purpose of asking questions of, and receiving answers from, such officers, directors and other representatives concerning the Company and the terms and conditions of the Offering and the current and proposed business and operations of the Company and to obtain any additional information, to the extent reasonably available;

(h)           Has made his, her or its own investigation of the Company and its business, personnel and prospects; has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company; and has had the opportunity to review the Company’s operations and facilities to the Investor’s satisfaction;

(i)            Recognizes that an investment in the Units, the Notes, the Warrants, the Conversion Shares and the Warrant Shares is highly speculative and involves a high degree of risk including, but not limited to, the risk of economic losses from operations of the Company, the risk of the total loss of the Investor’s investment in the Company, and the risks described in the Memorandum under the heading “Risk Factors”;

(j)            Realizes that (i) the purchase of the Units, the Notes, the Warrants, the Conversion Shares and the Warrant Shares is a long-term investment; (ii) the Investor must bear the economic risk of investment in the Units, the Notes, the Warrants, the Conversion Shares and the Warrant Shares for an indefinite period of time because such securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, none of such securities can be sold unless they are subsequently registered under said laws or exemptions from such registrations are available; (iii) the Investor may not be able to liquidate the Investor’s investment in the event of an emergency or pledge any of such securities as collateral for loans; (iv) the transferability of such securities is restricted and requires the written consent of the Company; and (v) legends will be placed on the Notes, the Warrants and the stock certificates evidencing the Conversion Shares and the Warrant Shares referring to the applicable restrictions on transferability;

(k)           Realizes that the IPO may not be completed at all or under terms that are favorable to the Company or the Investor;

(l)            Recognizes that any financial projections, forecasts, assumptions or estimates included in or referred to in the Memorandum or otherwise delivered or communicated to the Investor are not statements of fact and that no representation or warranties are made by the Company or any officer, director, shareholder, employee or representative thereof with respect to the accuracy of such projections, forecasts, assumptions or estimates or with respect to the future operations or the amount of any future income or loss of the Company;

(m)          Recognizes that (i) any predictions, forecasts, estimates and projections included in or referred to in the Memorandum or otherwise delivered or communicated to the Investor are for illustrative purposes only and are based upon certain assumptions and events over which the Company has only partial or no control; (ii) variations in such assumptions including, but not limited to, sales, costs, selling expenses, general and administrative expenses, development expenses, customer acceptance and competitive developments could significantly affect such predictions, projections, estimates and forecasts; (iii) to the extent that assumed events do not materialize, the outcome will vary substantially from that projected or forecasted; and (iv) there are a number of other factors and risks which could cause actual results to be substantially and adversely different than projected;

(n)           Certifies, under penalties of perjury, that the Investor is not subject to the backup withholding provisions of Section 3406(a)(i)(C) of the Internal Revenue Code of 1986, as amended;

(o)           If an individual, represents that he or she is a bona fide resident of, is domiciled in, and received the offer and made the decision to invest in the Units, in the State set forth on the first page of this Agreement; if an entity, represents that its executive offices are located in the State set forth on the first page of this Agreement; and represents that the Units are being purchased by the Investor in the Investor’s name solely for the Investor’s own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization;

(p)           Represents that if an entity, the Investor was not formed for the purpose of investing in the Units, the Note, the Warrant, the Conversion Shares or the Warrant Shares; and

(q)           Recognizes that conflicts of interest may arise because (i) Jo Pihl, who is the spouse of Douglas M. Pihl (who is the Company’s Chairman and Chief Executive Officer), is employed as a registered representative of the Agent and will receive a

* (Note: You are subject to backup withholding if (i) you fail to furnish your Social Security number or taxpayer identification number herein; (ii) the Internal Revenue Service notifies the Company that you furnished an incorrect Social Security number or taxpayer identification number; (iii) you are notified that you are subject to backup withholding; or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security number or taxpayer identification number.)

portion of the commission paid to the Agent in connection with the Offering ; and (ii) affiliates of the Agent own approximately 684,750 shares of Common Stock plus warrants to purchase approximately 1,173,472 shares, which includes approximately 8,500 shares of Common Stock and warrants to purchase approximately 521,306 shares owned by Jo Pihl.

8.             Investment Intent; Restrictions on Transfer.  The Investor has been advised that the offer and sale of the Units are not being registered under the Securities Act or applicable state securities laws but are being offered and sold pursuant to exemptions from such laws and that the Company’s reliance upon such exemptions is predicated in part on the Investor’s representations as contained herein.  The Investor represents and warrants to the Company that the Units are being purchased for the Investor’s own account and for investment and without the intention of reselling or redistributing the same (except pursuant to the Resale Registration Statement or exemptions from registration under the Securities Act and applicable state securities laws); that the Investor has made no agreement with others regarding the Units, the Note, the Warrant, the Conversion Shares or the Warrant Shares; and that the Investor’s financial condition is such that it is not likely that it will be necessary for the Investor to dispose of the Units, the Note, the Warrant, the Conversion Shares or the Warrant Shares in the foreseeable future.  The undersigned is aware that, in the view of the Commission, a purchase of securities with an intent to resell any of the same by reason of any foreseeable specific contingency or anticipated change in market value, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained through the acquisition of the Units and for which the Units or any components thereof were pledged as security, would represent an intent inconsistent with the representations set forth above.  The Investor further represents and agrees that if, contrary to the Investor’s foregoing intentions, the Investor should later desire to dispose of or transfer any of the Units, the Note, the Warrant, the Conversion Shares or the Warrant Shares in any manner, the Investor shall not do so without first obtaining (a) an opinion of counsel reasonably acceptable to the Company that such proposed disposition or transfer lawfully may be made without the registration of such securities under the Securities Act and applicable state securities laws or (b) such registration.

The Investor agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

THE INVESTOR MUST REVIEW AND PROVIDE INFORMATION IN RESPONSE TO ITEM 9 BELOW.

9.             Investor Qualifications.  The Investor understands that the representations contained below are made for the purpose of qualifying the Investor as an “accredited investor,” as that term is defined in Rule 501 of Regulation D under the Securities Act and for the purpose of inducing a sale of the Units to the Investor.  The Investor hereby represents that the statement or statements initialed below are true and correct in all respects.  The Investor understands that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim against the Investor for damages.

The Investor represents and warrants to the Company as follows (answer Part a or b, as applicable).  Please initial all applicable items:

(a)           Accredited Investor – Individuals.  The Investor is an INDIVIDUAL and:

Investor Initials

(i)            The Investor hereby certifies that he or she is an accredited investor because the Investor has an individual net worth, or joint net worth with his or her spouse, exceeding $1,000,000.  For purposes of this Agreement, “individual net worth” means the excess of total assets valued at fair market value, including home and personal property, over total liabilities.

(ii)           The Investor hereby certifies that he or she is an accredited investor because the Investor has an individual income (exclusive of any income attributable to his or her spouse) of more than $200,000 in each of the two most recent years or joint income with his or her spouse of more than $300,000 in each of those years and that the Investor reasonably expects to reach the same income level in the current year.

(iii)          The Investor certifies that he or she is an accredited investor because he or she is a director or executive officer of the Company.

(b)           Accredited Investor – Entities.  The Investor is an ENTITY (such as a partnership, corporation, trust, pension plan or limited liability company) and:

Investor Initials

(i)            The Investor hereby certifies that all of the beneficial equity owners of the Investor qualify as accredited individual investors under items (a)(1) or (a)(2) above.  (Investors attempting to qualify under this item must complete the Certificate of Signatory to this Agreement and each equity owner must complete a separate copy of this Agreement).  (Note:  the Investor cannot qualify for this category of accredited investor if the Investor is an irrevocable trust.)

(ii)           The Investor is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Securities Act acting either in its individual or fiduciary capacity.

(iii)          The Investor is an insurance company as defined in Section 2(13) of the Securities Act.

(iv)          The Investor is an investment company registered under the Investment Company Act of 1940 or a business development company as defined therein, in Section 2(a)(48).

(v)           The Investor is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

(vi)          The Investor is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and one or more of the following is true (check one or more, as applicable):

(A)          the investment decision is made by a plan fiduciary, as defined therein, in Section 3(21), which is either a bank, savings and loan association, insurance company, or registered investment adviser; or

(B)           the employee benefit plan has total assets in excess of $5,000,000; or

(C)           the plan is a self-directed plan with investment decisions made solely by persons who are “accredited investors” as defined therein.

(vii)         The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(viii)        The Investor has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring Units and is one or more of the following (check one or more, as applicable):

(A)          an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended; or

(B)           a corporation; or

(C)           a Massachusetts or similar business trust; or

(D)          a partnership.

(ix)           The Investor is a trust with total assets exceeding $5,000,000 which was not formed for the specific purpose of acquiring Units and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the Units.

10.          Relationship to Brokerage Firms.  Please answer each of the following questions by checking the appropriate response:

(a)           ☐ YES ☐ NO:  Is the Investor a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or employed by, a brokerage firm?  (IF YES, please contact the Agent to provide additional information before your subscription can be considered.)

(b)           ☐ YES ☐ NO:  Is the Investor’s spouse, father, mother, father-in-law, mother-in-law, or any of the Investor’s brothers, sisters, brothers-in-law, sisters-in-law or children, or any relative which the Investor supports, a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or engaged by, a brokerage firm?  (IF YES, please contact the Agent to provide additional information before your subscription can be considered.)

(c)           ☐ YES ☐ NO:  Does the Investor own voting securities of any brokerage firm?  (IF YES, please contact the Agent to provide additional information before your subscription can be considered.)

(d)           ☐ YES ☐ NO:  If the Investor is an entity, is any director, officer, partner or 5% owner of the Investor also a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or employed by, a brokerage firm?  (IF YES, please contact the Agent to provide additional information before your subscription can be considered.)

11.          Other.

(a)           This Agreement and the rights and obligations of the parties hereunder shall not be assignable, in whole or in part, by any party without the prior written consent of the other party.  This Agreement and any provision hereof may be amended, modified, waived or discharged only by a writing signed by all of the parties hereto.

(b)           This Agreement, including the exhibits attached thereto, constitutes the entire agreement of the parties relative to the subject matter hereof and supersedes any and all other agreements and understandings, whether written or oral, relative to the matters discussed herein.

(c)           This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota, except for such provisions dealing with choice of law.

(d)           This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12.          Authorization.  The Investor, if other than an individual, hereby represents that this Bridge Loan and Subscription Agreement has been duly authorized by all necessary action on the part of the Investor, has been duly executed by an authorized officer or representative of the Investor, and is a legal, valid, and binding obligation of the Investor enforceable in accordance with its terms.

13.          Type of Ownership.  The Investor hereby represents to the Company that the Investor will own the Units, Note, Warrant, Conversion Shares and Warrant Shares in the following manner (initial one):

Investor Initials

(a)                    Individual Ownership

(b)                    Joint Tenant with Right of Survivorship (both parties must sign).  Briefly describe relationship between parties (e.g. married).

(c)                    Tenants in Common (both parties must sign).  Briefly describe relationship between parties (e.g. married).

(d)                    Qualified Retirement Account (i.e. IRA) (See note * below.)

(e)                    Community Property

(f)                     Partnership

(g)                    Corporation

(h)                    Trust or Estate (Describe and enclose evidence of authorization).

(i)                     Other (Describe).

* * * * * * * *

*FOR PURCHASES IN A RETIREMENT ACCOUNT

(please initial in the blank space provided)

Purchasing in a Retirement Account.  An investment in a private placement of securities is HIGHLY SPECULATIVE in nature.  Accordingly, such an investment may not be appropriate for Individual Retirement Accounts or other retirement-type accounts that carry conservative investment objectives.  If this investment is in fact purchased in a retirement-type account, the Investor hereby represents and affirms that he/she/it understands the risks of the investment and has decided that such risks are consistent with the Investor’s investment objectives for this account.

Dated:                         .

Subscription.  The Investor hereby subscribes to purchase the number of Units set forth below and agrees to pay to the Company the aggregate purchase price set forth below:

Price per Unit	$100,000 per Unit

Number of Units	Units*

Aggregate Purchase Price	$

* A minimum investment of $100,000 (one Unit) is required, unless waived in the sole discretion of the Company.

INDIVIDUAL INVESTOR(S):

X	X
Signature	Signature of Second Individual (if applicable)

Name (Typed or Printed)	Name (Typed or Printed)

Address to Which Correspondence Should be Directed	Address to Which Correspondence Should be Directed

City, State and Zip Code	City, State and Zip Code

Social Security or Tax Identification Number	Social Security or Tax Identification Number

Telephone Number	Telephone Number

Email Address	Email Address

Dated:                         .

Subscription.  The Investor hereby subscribes to purchase the number of Units set forth below and agrees to pay to the Company an aggregate purchase price set forth below:

Price per Unit	$100,000 per Unit

Number of Units	Units*

Aggregate Purchase Price	$

* A minimum investment of $100,000 (one Unit) is required, unless waived in the sole discretion of the Company.

ENTITY INVESTOR(S):

Name of Entity (Typed or Printed)

By:
*Signature of Authorized Person

Its:
Title

Name of Signatory (Typed or Printed)

Address to Which Correspondence Should be Directed

City, State and Zip Code

Entity’s Tax Identification or Social Security Number

Telephone Number

Email Address

*	If Units are being subscribed for by an entity, the Certificate of Signatory on the next page must also be completed.

CERTIFICATE OF SIGNATORY

(To be completed if Units are being subscribed

for by an entity)

I,                                                        the                                                          of                                                                               (the “Entity”), hereby certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Bridge Loan and Subscription Agreement and to purchase the Units, and certify further that the Bridge Loan and Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this        day of                              .

(Signature)

ACCEPTANCE

The Company hereby accepts the foregoing Bridge Loan and Subscription Agreement as of the date above indicated.

MATHSTAR, INC.

Date:	By:
Signature

Name (Typed or Printed)

Title (Typed or Printed)